UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

State Street Institutional Funds

State Street Variable Insurance Series Funds, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: $0

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

One Iron Street

Boston, Massachusetts 02210

1-800-242-0134

July [●], 2021

Dear Shareholder or Contract Owner,

You are cordially invited to attend a combined special meeting (“Special Meeting”) of the shareholders of State Street Institutional Premier Growth Equity Fund (the “Institutional Premier Growth Equity Fund”), a series of State Street Institutional Funds (the “Trust”) and State Street Premier Growth Equity V.I.S. Fund (the “Premier Growth Equity V.I.S. Fund” and, together with the Institutional Premier Growth Equity Fund, each, a “Fund” and collectively the “Funds”), a series of State Street Variable Insurance Series Funds, Inc. (the “Company”), to be held at [ ], local time, on [September 29], 2021 at the offices of SSGA Funds Management, Inc. (“SSGA FM”), One Iron Street, Boston, Massachusetts 02110 and any postponement(s) or adjournment(s) thereof.

At the Special Meeting, shareholders of each Fund are being asked to vote for the approval of a change in the sub-classification of the Fund from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction for purposes of Section 5(b) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Proposal”). The Board of Trustees of the Trust and the Board of Directors of the Company unanimously recommends that you vote “FOR” the Proposal.

If you are a contract owner of a variable annuity contract or variable life insurance contract investing in shares of the Premier Growth Equity V.I.S. Fund, please be aware that your insurance company holds these shares on your behalf. Although you are not a shareholder of this Fund, you have the right to instruct your insurance company on how to vote fund shares corresponding to your investment through your variable contract.

Shareholders may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

All shareholders are invited to attend the Special Meeting in person. You can access proxy materials and vote at www.proxyvote.com. Details regarding the matters to be acted upon at this Special Meeting are described in the enclosed Proxy Statement. Formal notice of the Special Meeting is enclosed, followed by the Proxy Statement.

To vote at the Special Meeting, please visit www.proxyvote.com

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions in the Proxy Statement and at www.proxyvote.com, or you may vote by signing, voting and returning your proxy ballot in the envelope provided. Your prompt vote via Internet, telephone or execution and return of the enclosed proxy card or voting instruction form, as applicable, is requested.

If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Please review the instructions for each voting option described in the Proxy Statement. Your prompt cooperation will be greatly appreciated.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Ellen M. Needham

President, State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.

Important Information to Help You Understand and Provide Voting Instructions on the Proposal

The following Q&A is provided to assist you in understanding the Proposal. The Proposal is described in greater detail in the enclosed proxy statement. Please read the full text of the proxy statement. Your voting instructions are important.

Why am I receiving this proxy statement?

You are receiving these proxy materials — which include the proxy statement and your proxy card or voting instruction form, as applicable — because you have the right to vote (or instruct your insurance company on how to vote) on an important proposal concerning one or both of Street Institutional Premier Growth Equity Fund and State Street Premier Growth Equity V.I.S. Fund. The Proposal is described below.

Throughout this proxy statement, unless the proxy statement or context indicates otherwise, the terms “Fund” or “Funds” include Street Institutional Premier Growth Equity Fund and State Street Premier Growth Equity V.I.S. Fund; the terms “Board” or “Board of Trustees” include the Board of Trustees of the Trust or Board of Directors of the Company, as applicable, and the terms “Trustee” or “Trustees” include the Trustees of the Trust or the Directors of the Company, as applicable.

What are shareholders (and variable contract owners) being asked to do?

Depending on whether you have an interest in one or both of the Funds, you may be asked to vote (or provide voting instructions) on the following proposal for one or both of the Funds:

Shareholders (and variable contract holders) are being asked to approve the proposed change in the sub-classification of each Fund from “diversified” to “non-diversified,” as such terms are defined in Section 5(b) of the 1940 Act and the elimination of a related fundamental investment restriction.

Why does the Board recommend this proposal?

The Board has separately determined that it is in the best interests of each Fund to approve the reclassification from “diversified” to “non-diversified” and elimination of a related fundamental investment restriction to provide the Funds’ investment adviser, SSGA FM, with enhanced flexibility to invest a greater portion of each Fund’s assets in one or more issuers. The change will provide each Fund with the opportunity to seek to benefit from SSGA FM’s investment thesis in respect of those companies in which SSGA FM has the highest conviction by permitting it to invest a larger portion of the Fund’s portfolio in securities of fewer individual issuers.

How does the Board recommend that I vote?

The Board unanimously recommends that shareholders vote FOR the Proposal.

How do I provide voting instructions?

By telephone: Call the toll-free number printed on your proxy card(s) or voting instruction form, as applicable, and follow the recorded instructions.

On-line: Visit www.proxyvote.com and follow the on-line instructions.

By mail: Complete and sign the enclosed proxy card(s) or voting instruction form, as applicable, and mail it (them) in the enclosed postage-paid return envelope.

Each Board and the management of the Funds’ believe that the proposal is in the best interests of each of the Funds.

Important Information Regarding Meeting Attendance

Due to health and safety considerations related to COVID-19, the number of shareholders who may attend the meeting in person may be limited and in-person attendance will require compliance with any then-applicable governmental requirements or recommendations or facility requirements. These requirements may include the use of face coverings, proof of vaccination or a negative COVID-19 test result, and maintaining appropriate social distancing. In light of public health considerations, the Funds may change the location of the meeting or may hold the meeting through a “virtual” or online method. The Funds plan to announce any such updates through www.proxyvote.com, and to file the announcement as definitive additional soliciting material on the Securities and Exchange Commission’s EDGAR website.

For information concerning the applicable facility and other requirements or information concerning the location or in-person status of the meeting, please visit www.proxyvote.com. We encourage you to check this website for updates prior to the meeting, including on the day prior to the scheduled meeting date, if you plan to attend to attend the meeting in person.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

One Iron Street

Boston, Massachusetts 02210

1-800-242-0134

Scheduled for [September 29], 2021

To the Shareholders and Contract Owners:

NOTICE IS HEREBY GIVEN of a combined special meeting (the “Special Meeting”) of the shareholders of State Street Institutional Premier Growth Equity Fund (the “Institutional Premier Growth Equity Fund”), a series of State Street Institutional Funds (the “Trust”) and State Street Premier Growth Equity V.I.S. Fund (the “Premier Growth Equity V.I.S. Fund” and, together with the Institutional Premier Growth Equity Fund, each, a “Fund” and collectively the “Funds”), a series of State Street Variable Insurance Series Funds, Inc. (the “Company”).

If you are a contract owner of a variable annuity contract or a variable life insurance contract investing in shares of Premier Growth Equity V.I.S. Fund, please be aware that your insurance company holds these shares on your behalf. Although you are not a shareholder of the Fund, you have the right to instruct your insurance company on how to vote Fund shares corresponding to your investment through your variable contract. The insurance company shareholders of the Company hereby solicit instructions for voting shares of the Fund attributable to their separate accounts from owners of variable contracts having contract values allocated to such separate accounts invested in such shares as of the Record Date and agree to vote such shares at the Special Meeting in accordance with such instructions received in a timely manner.

The Special Meeting will be held at [ ], local time, on [September 29], 2021 at the offices of SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02110.

The Special Meeting has been called to vote on the following proposal. The proposal is to be voted upon only by the respective shareholders and contract owners of each Fund. You are only being asked to vote on the Fund(s) of which you hold shares.

1.

Approval of a change in the sub-classification under the Investment Company Act of 1940, as amended, of each Fund from “diversified” to “non-diversified” and the elimination of the related fundamental investment restriction for each Fund (the “Proposal”).

2.	To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Each Board unanimously recommends that you vote “FOR” the Proposal.

Shareholders and contract owners of record as of the close of business on July 26, 2021 (“Record Date”) are entitled to notice of, and to vote or provide voting instructions at, the Special Meeting, and are also entitled to vote, or provide voting instructions, at any adjournments or postponements thereof.

Please read the Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting. Regardless of whether you plan to attend the Special Meeting, we urge you to vote via the Internet at www.proxyvote.com or by telephone by following the instructions in the Proxy Statement and which instructions are also provided on that website, or by signing, voting and returning your proxy ballot(s) in the postage paid envelope so that a quorum will be present and a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in the Proxy Statement. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust or the Company, as applicable, or by voting in person at the Special Meeting.

Important Information Regarding Meeting Attendance

Due to health and safety considerations related to COVID-19, the number of shareholders who may attend the meeting in person may be limited and in-person attendance will require compliance with any then-applicable governmental requirements or recommendations or facility requirements. These requirements may include the use of face coverings, proof of vaccination or a negative COVID-19 test result, and maintaining appropriate social distancing. In light of public health considerations, the Funds may change the location of the meeting or may hold the meeting through a “virtual” or online method. The Funds plan to announce any such updates through www.proxyvote.com, and to file the announcement as definitive additional soliciting material on the Securities and Exchange Commission’s EDGAR website.

For information concerning the applicable facility and other requirements or information concerning the location or in-person status of the meeting, please visit www.proxyvote.com. We encourage you to check this website for updates prior to the meeting, including on the day prior to the scheduled meeting date, if you plan to attend to attend the meeting in person.

By Order of the Boards,

Ellen M. Needham

President, State Street Institutional Funds and

State Street Variable Insurance Series Funds, Inc.

[ date ], 2021

PROXY STATEMENT

July [  ], 2021

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

One Iron Street

Boston, Massachusetts 02210

1-800-242-0134

Special Meeting of Shareholders

Scheduled for

[September 29], 2021

INTRODUCTION

Each of State Street Institutional Premier Growth Equity Fund (the “Institutional Premier Growth Equity Fund”), a series of State Street Institutional Funds (the “Trust”) and State Street Premier Growth Equity V.I.S. Fund (the “Premier Growth Equity V.I.S. Fund” and, together with the Institutional Premier Growth Equity Fund, each, a “Fund” and collectively the “Funds”), a series of State Street Variable Insurance Series Funds, Inc. (the “Company” and, together with the Trust, the “Companies”), are separate open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as an unincorporated business trust under the laws of Delaware pursuant to a Certificate of Trust dated May 23, 1997, as amended from time to time. The Company was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984.

If you are a contract owner of a variable annuity contract or a variable life insurance contract investing in shares of Premier Growth Equity V.I.S. Fund, please be aware that your insurance company holds these shares on your behalf. Although you are not a shareholder of the Fund, you have the right to instruct your insurance company on how to vote Fund shares corresponding to your investment through your variable contract. The insurance company shareholders of the Company hereby solicit instructions for voting shares of the Fund attributable to their separate accounts from owners of variable contracts having contract values allocated to such separate accounts invested in such shares as of the Record Date and agree to vote such shares at the Special Meeting in accordance with such instructions received in a timely manner.

The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Why is the Special Meeting being held?

A special meeting (the “Special Meeting”) of the shareholders of each Fund is scheduled for [10:00 a.m.], local time on [September 29], 2021 for the following purposes:

1.

Approval of a change in the sub-classification under the 1940 Act of each Fund from “diversified” to “non-diversified” and the elimination of the related fundamental investment restriction (the “Proposal”).

2.

To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

How would approval of the Proposal affect the Funds?

The reclassification from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction would provide the Funds’ investment adviser, SSGA Funds Management, Inc. (“SSGA FM”), with enhanced flexibility to invest a greater portion of each Fund’s assets in one or more issuers. The changes will provide each Fund with the opportunity to seek to benefit from SSGA FM’s investment thesis in respect of those companies in which SSGA FM has the highest conviction by permitting it to invest a larger portion of the Fund’s portfolio in securities of fewer individual issuers.

This increased investment flexibility to invest a larger portion of its assets in securities of a smaller number of issuers than a diversified fund may, however, make each Fund more susceptible to economic, business, political or other factors affecting the particular issuers in which it invests because larger investments in individual companies generally means that the returns of the issuers will have a greater effect on the Fund’s performance.

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”). It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting.

Who is asking for my vote?

The Board of Trustees of the Trust and the Board of Directors of the Company (collectively, the “Board” or “Board of Trustees”) has sent a Proxy Statement to you and all other shareholders of record who have a beneficial interest in the Funds as of the close of business on July 26, 2021 (“Record Date”). The Board is soliciting your vote for a Special Meeting of shareholders of the Companies.

Who is eligible to vote?

Shareholders holding an investment in shares of the Funds as of the close of business on the Record Date are eligible to vote. Each share of each class of the Funds is entitled to one vote and fractional shares are counted as a fractional vote.

How do I vote?

By telephone: Call the toll-free number printed on your proxy card(s) or voting instruction form, as applicable, and follow the recorded instructions.

On-line: Visit www.proxyvote.com and follow the on-line instructions.

By mail: Complete and sign the enclosed proxy card(s) or voting instruction form, as applicable, and mail it (them) in the enclosed postage-paid return envelope.

What vote is required?

The Proposal requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal.

When and where will the Special Meeting be held?

The Special Meeting is scheduled for [ ], local time on [September 29], 2021 at the offices of SSGA FM, One Iron Street, Boston, Massachusetts 02110. If the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location.

Important Information Regarding Meeting Attendance

Due to health and safety considerations related to COVID-19, the number of shareholders who may attend the meeting in person may be limited and in-person attendance will require compliance with any then-applicable governmental requirements or recommendations or facility requirements. These requirements may include the use of face coverings, proof of vaccination or a negative COVID-19 test result, and maintaining appropriate social distancing. In light of public health considerations, the Funds may change the location of the meeting or may hold the meeting through a “virtual” or online method. The Funds plan to announce any such updates through www.proxyvote.com, and to file the announcement as definitive additional soliciting material on the Securities and Exchange Commission’s EDGAR website.

For information concerning the applicable facility and other requirements or information concerning the location or in-person status of the meeting, please visit www.proxyvote.com. We encourage you to check this website for updates prior to the meeting, including on the day prior to the scheduled meeting date, if you plan to attend to attend the meeting in person.

How can I obtain more information about the Companies?

Should you have any questions about the Companies, please do not hesitate to contact Shareholder Services toll free at 1-800-242-0134. The prospectuses, statement of additional information and other information regarding the Funds are available on the Internet at http://www.ssga.com.

Important notice regarding availability of proxy materials for the Special Meeting to be held on [September 29], 2021.

The Proxy Statement is available on the Internet at www.proxyvote.com. Additional information about each Fund is available in its Prospectus, Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Funds’ Annual and unaudited Semi-Annual Reports have previously been provided to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus, Statement of Additional Information, Annual and unaudited Semi-Annual Reports of each Fund upon request, without charge, by writing to the Trust or the Company, as applicable, at One Iron Street, Boston, Massachusetts 02210, by calling 1-800-242-0134, or by visiting [http://www.ssga.com].

PROPOSAL:

TO APPROVE A CHANGE IN THE SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, OF EACH FUND FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”

Reason for the Proposal

The Funds are currently sub-classified as diversified for purposes of Section 5(b)(1) of the 1940 Act. In addition, each Fund is also subject to a related fundamental investment restriction which prohibits it from making any investment inconsistent with its classification as a diversified fund. As a diversified fund, each Fund is generally limited as to the amount it may invest in any single issuer. The 1940 Act requires that to qualify as a “diversified” fund, a fund may not, with respect to at least 75% of the value of its total assets, invest in securities of any issuer if, immediately after the investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of that issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. Under the 1940 Act, these percentage limitations do not apply to cash or cash items (including receivables), securities issued by investment companies, or any “Government security.” A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United Sates pursuant to authority granted by the Congress of the United Sates, or any certificate of deposit for any of the forgoing. The remaining 25% of the fund’s total assets are not subject to this restriction. This means that, with respect to the remaining 25% of the fund’s total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer and may hold more than 10% of an issuer’s outstanding voting securities. By changing its sub-classification to “non-diversified” and eliminating the related fundamental investment restriction, each Fund would no longer be subject to these restrictions. Accordingly, the change would give the Funds the ability to invest a greater percentage of their assets in the securities of a smaller number of issuers or any one issuer than a diversified fund. Under the 1940 Act, shareholder approval is necessary for a change from a diversified fund to a non-diversified fund and the elimination of a fundamental investment restriction.

Based on its experience and investment analysis, SSGA FM believes that, given the Funds’ strategies to focus their investments in a limited number of large and medium sized companies that have above-average growth histories and/or growth potential, the Proposal could potentially enable the Funds to achieve stronger absolute and relative performance over the long-term by providing the Funds with greater investment flexibility. In addition to increased investment flexibility generally, each Fund’s portfolio manager believes that each Fund’s current sub-classification as diversified, and the related fundamental investment restriction, may limit each Fund’s ability to effectively execute its investment strategy to its fullest potential. The Proposal will provide each Fund with the opportunity to seek to benefit from SSGA FM’s investment thesis in respect of those companies in which SSGA FM has the highest conviction. SSGA FM could use this increased investment flexibility for each Fund to take a larger position in the securities of a single issuer (or larger positions in the securities of multiple issuers) when it believes the investment opportunity may justify the risks involved.

In consideration of the foregoing reasons, SSGA FM believes the Proposal will better reflect each Fund’s current and expected investment strategy and enhance SSGA FM’s flexibility to invest each Fund’s assets by easing the restriction on its ability to manage each Fund’s portfolio and granting it the freedom to invest larger portions of each Fund’s portfolio in securities of individual issuers. SSGA FM believes that this increased investment flexibility would also permit it to more effectively manage each Fund. SSGA FM, however, does not currently expect that the change in each Fund’s sub-classification will result in a significant change in the portfolio composition of each Fund. The Funds do not expect any adverse tax consequences as a result of the Proposal.

As a diversified fund, each Fund currently has a fundamental policy that it shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) U.S. Government securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law. If the Proposal is approved, this fundamental policy will be eliminated and each Fund’s sub-classification under the 1940 Act will change from diversified to non-diversified.

This increased investment flexibility to invest a larger portion of its assets in securities of a smaller number of issuers than a diversified fund may, however, make each Fund more susceptible to economic, business, political or other factors affecting the particular issuers in which it invests because larger investments in individual companies means that the returns of those companies generally will have a greater effect on the Fund’s performance.

Although each Fund would no longer be subject to the 1940 Act diversification restrictions if its respective shareholders, voting separately on a Fund-by-Fund basis, approve the proposal at the Special Meeting, each Fund intends to continue to comply with Federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). To qualify, among other requirements, each Fund must limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

The Board considered the recommendation of SSGA FM to change each Fund’s sub-classification under the 1940 Act and eliminate the related fundamental investment restriction, and the potential effects of the Proposal on each Fund and its risk profile. Following its consideration of these matters, the Board unanimously approved the proposed changes and is proposing that shareholders approve the Proposal.

Shareholders of each respective Fund will be voting separately on a Fund-by-Fund basis. If one Fund’s shareholders do not approve the Proposal, that will not impact the other Fund whose shareholders approve the Proposal for that Fund. If shareholders do not approve the Proposal with respect to a Fund, the Fund will continue to operate as a “diversified” fund and the related fundamental investment restriction will remain in effect.

EACH BOARD RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL

OTHER BUSINESS

The Board does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or at any adjournment(s) or postponement(s) thereof.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

Each Board is soliciting your vote for a Special Meeting of shareholders of the Fund that is a series of such Company.

How is my proxy being solicited?

The Companies have each retained [Broadridge Financial Solutions, Inc.] (the “Proxy Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $3,500 which will be paid by SSGA FM. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Proxy Solicitor if their votes have not yet been received. Authorization to permit the Proxy Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. Each Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Proxy Solicitor’s representative is required to ask for each shareholder’s full name, address, , title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), , and to confirm that the shareholder has received the proxy materials in the mail. The Proxy Solicitor’s representative will explain the process, read the Proposal on the Proxy Ballot, and ask for the shareholder’s instructions on the Proposal. Although the Proxy Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Proxy Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Proxy Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

In addition to solicitation by mail, certain officers and representatives of the Companies, officers and employees of the SSGA FM or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, facsimile, or other communication.

What happens to my proxy once I submit it?

Each Board has named Ellen M. Needham, President of the Companies and Ann Carpenter, Assistant Treasurer of the Companies, or one or more substitutes designated by them, as proxies who are authorized to vote fund shares as directed by shareholders. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted a Proxy Ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with either Company, as applicable, a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements?

Each shareholder of each Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Each Fund must independently establish a quorum to transact business at the Special Meeting concerning that Fund. For Institutional Premier Growth Equity Fund, thirty percent (30%) of the shares entitled to vote shall constitute a quorum. For Premier Growth Equity V.I.S. Fund, one-third (1/3) of the shares entitled to vote shall constitute a quorum. Shares have no preemptive or subscription rights.

Only shareholders of the Funds at the close of business on the Record Date will be entitled to be present and give voting instructions for the Funds at the Special Meeting with respect to their shares owned as of the Record Date. To be counted, the properly executed Voting Instruction Form must be received by the close of business on [September 28th ], 2021. Appendix B sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date.

The chair of the Special Meeting may adjourn the Special Meeting whether or not a quorum is present with respect the Proposal, and such adjournment shall take place without the necessity of further notice. Upon motion of the chair of the Special Meeting, question of adjournments may also be (but is not required to be) submitted to vote of the shareholders of record, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Special Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and if approved, such adjournment shall take place without the necessity of further notice. Any shares present and entitled to vote at the Special Meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue.

SSGA FM and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of the Proposal. Unless otherwise provided in client guidelines, SSGA FM and its affiliates generally intend to vote Fund shares owned in a client account over which SSGA FM or an affiliate has discretionary authority in favor of the Proposal. If SSGA FM’s (or its affiliate’s) ownership, or the ownership of a client account over which SSGA FM (or an affiliate) has discretionary authority, represents a sizeable enough portion of a Fund’s outstanding shares, the SSGA FM (or its affiliate’s) vote will ensure that the Proposal for the Fund will be approved. Please see Appendix A for information regarding persons, including SSGA FM and its affiliates, if any, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of the Fund.

Voting by Insurance Companies

The following information is relevant to shareholders or variable contract owners of Premier Growth Equity V.I.S. Fund.

Insurance company separate accounts (the “Separate Accounts”) are the only shareholders of record of the Fund. Each Separate Account is a segregated asset account established by an insurance company (the “Insurance Companies”). Certain Separate Accounts are registered with the SEC under the 1940 Act as unit investment trusts, whereas other Separate Accounts are excluded from the definition of “investment company” for purposes of the 1940 Act and therefore are not registered with the SEC under the 1940 Act. Net premiums paid by a variable contract owner may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Fund.

Each Insurance Company will vote the shares of the Fund held by its Separate Accounts at the Special Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts. All properly executed Proxy Cards received by the issuing Insurance Company by the close of business on [September 28 ], 2021 will be counted for purposes of voting at the Special Meeting.

The number of shares of capital stock in the Fund for which a variable contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s variable contract on the Record Date. Each share of such outstanding capital stock is entitled to one vote, and fractional votes are counted.

Each Insurance Company will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for or withhold) to those for which instructions are received. If an executed Proxy Card is received but does not specify a choice as to the Proposal, each Insurance Company will consider its timely receipt as an instruction to vote in favor of the Proposal. In certain circumstances, an Insurance Company has the right to disregard voting instructions from certain variable contract owners, although SSGA FM is not aware that any Insurance Company believes that these circumstances exist with respect to the matters to be voted on at the Special Meeting.

The Insurance Companies do not require that a specified number of contract owners submit voting instructions before the Insurance Companies will vote the shares of the Fund held by their respective Separate Accounts at the Special Meeting. Therefore, a small number of variable contract owners may determine whether the Proposal is approved. In determining to vote the shares of the Fund held by its Separate Accounts at the Special Meeting, an Insurance Company, in its sole discretion, may consider such factors as (1) the percentage of votes represented by voting instructions received by the Insurance Company, and (2) the percentage of variable contracts represented by voting instructions received by the Insurance Company. When such determination has been made, the Insurance Company will vote the shares of the Fund held by its Separate Accounts as outlined in the paragraph above.

Can Shareholders submit proposals for consideration in a proxy statement?

The Companies are not required to hold annual meetings and currently do not intend to hold such meetings. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in this Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Boards knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

What is “Householding?”

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder of record of any of the Funds, unless either Company, as applicable, has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-242-0134. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Trust or Company, as applicable, in writing at One Iron Street, Boston, Massachusetts 02210 or via telephone at 1-800-242-0134.

Who pays for this proxy solicitation?

The Companies will not pay the expenses in connection with the proxy solicitation, Proxy Statement and Special Meeting. SSGA FM (or an affiliate) will pay such expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Your vote is important regardless of the number of shares you own. To assure the presence of a quorum at the Special Meeting, and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions at www.proxyvote.com, or by signing, voting and returning your proxy ballot by mail. It is important that your proxy ballot be received no later than [ September 28], 2021.

Ellen M. Needham

President, State Street Institutional Funds and

State Street Variable Insurance Series Funds, Inc.

[ date ], 2021

One Iron Street

Boston, Massachusetts 02210

APPENDIX A

BENEFICIAL OWNERS OF MORE THAN 5% OF ANY CLASS OF ANY FUND

As of June 30, 2021, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund, as described. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

STATE STREET INSTITUTIONAL FUNDS

Fund / Class	Name and Address	Number of Shares	Percentage of Ownership
STATE STREET INSTITUTIONAL PREMIER GROWTH EQUITY FUND	WELLS FARGO BANK NA FBO MODESTO IRRIGATION BASIC PO BOX 1533 MINNEAPOLIS MN 55480-1533	4,509,344.184	53.9%

STATE STREET INSTITUTIONAL PREMIER GROWTH EQUITY FUND	DEAN & MARGARET LESHER FOUNDATION ATTN: LINDA DAVIS 1333N CALIFORNIA BLVD STE 575 WALNUT CREEK CA 94596-4555	1,510,035.335	18.1%

STATE STREET INSTITUTIONAL PREMIER GROWTH EQUITY FUND	WELLS FARGO BANK NA FBO MODESTO MED-STATE STREET PO BOX 1533 MINNEAPOLIS MN 55480-1533	833,092.567	10.1%

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.
Fund	Name and Address	Number of Shares	Percentage of Ownership
STATE STREET PREMIER GROWTH EQUITY V.I.S. FUND	GENWORTH LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	262,111.443	91.4%

STATE STREET PREMIER GROWTH EQUITY V.I.S. FUND	GENWORTH LIFE INSURANCE COMPANY POWER PORTFOLIO ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	19,937.883	6.9%

A-1

APPENDIX B

SHARES ISSUED AND OUTSTANDING & NUMBER OF VOTES

(BY FUND)

The following table sets forth the number of shares of each class of each constituent fund of the Companies issued and outstanding as well as the number of votes corresponding to those shares as of the Record Date:

STATE STREET INSTITUTIONAL FUNDS

Fund	Share Class	Shares Outstanding	Number of Votes
STATE STREET INSTITUTIONAL PREMIER GROWTH EQUITY FUND	Investment	20,911,606.51	20,911,606.51
STATE STREET INSTITUTIONAL PREMIER GROWTH EQUITY FUND	Service	859,114.26	859,114.26

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

Fund	Share Class	Shares Outstanding	Number of Votes
STATE STREET PREMIER GROWTH EQUITY V.I.S. FUND	Class 1	321,612.48	321,612.48

B-1

To authorize your proxy by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

or scan the QR Barcode above

3) Follow the instructions provided on the website.

To authorize your proxy by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D57759- S28395	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Each Board unanimously recommends that you vote “FOR” the Proposal that applies to the Company it oversees.	For	Against	Abstain

1. To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the related fundamental investment restriction for each respective Fund.	☐	☐	☐

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Combined Special Meeting of Shareholders:

The Proxy Statement is available at www.proxyvote.com.

D57759- S28395

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON [SEPTEMBER 29], 2021

This proxy is solicited by the Boards of Trustees of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (collectively, the “Companies”) for use at a Combined Special Meeting of shareholders of State Street Institutional Premier Growth Equity Fund and State Street Premier Growth Equity V.I.S. Fund (the “Combined Special Meeting”) to be held at [    ], local time, on [September 29], 2021 at the offices of SSGA Funds Management, Inc., One Iron Street, Boston, Massachusetts 02110 and any postponement(s) or adjournment(s) thereof.

The undersigned hereby appoints Ellen M. Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Combined Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Combined Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Combined Special Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Combined Special Meeting, and at any and all adjournments and postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

To authorize your proxy by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

or scan the QR Barcode above

3) Follow the instructions provided on the website.

To authorize your proxy by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D57759- S28395	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Each Board unanimously recommends that you vote “FOR” the Proposal that applies to the Company it oversees.	For	Against	Abstain

1. To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate the related fundamental investment restriction for each respective Fund.	☐	☐	☐

To transact such other business as may properly come before the Combined Special Meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the

Combined Special Meeting of Shareholders:

The Proxy Statement is available at www.proxyvote.com.

D57759- S28395

VOTING INSTRUCTION CARD

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS ON [  ]

The undersigned hereby appoints the Insurance Company mentioned on the reverse side of this Voting Instruction Card and hereby authorizes it to represent and to vote, as designated on the reverse, at the Combined Special Meeting of Shareholders on [September 29], 2021, and at any adjournments thereof, all shares of the Fund attributable to his or her participation in an annuity or life insurance contract issued by such Insurance Company as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

If you fail to return this Voting Instruction Card, depending on the separate account, the Insurance Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received from contract holders in the separate account.

PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ON THE REVERSE SIDE TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED. IF SIGNING AS A REPRESENTATIVE, PLEASE INCLUDE CAPACITY.

PLEASE VOTE YOUR VOTING INSTRUCTION CARD TODAY